Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,027,500,000
Previously Paid Amount	0
Total Fee Amount	141,897.75
Total Offset Amount	0
Net Fee	$ 141,897.75